Exhibit 99.1

SOUTHERN CONCEPTS RESTAURANT GROUP, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on May 25, 2017

The Annual Meeting of shareholders of Southern Concepts Restaurant Group, Inc. (the "Company") will be held at 1433 17th Street, Denver, CO 80202 on May 25, 2017 at 8:00 a.m. Mountain time.

The purpose of the meeting will be to conduct the following item of business:

•
Elect directors of the Company to serve as the board of directors for the 2017 fiscal year, until the next annual meeting of the shareholders, with James J. Fenlason and David Lavigne having been nominated for election to the board of directors; and

•	Amend the Company's Articles of Incorporation to Increase the Authorized Common Shares of the Company from 125,000,000 shares to 250,000,000 shares; and
•	To effect a reverse stock split of the Company's common stock at a ratio of 1:100; and
•
Affirm the decision of the Company's Board of Directors to file a Form 15 with the Securities and Exchange Commission, in order to cease the Company's reporting obligations as well as ceasing all auditing of the Company's financials; and

•
Approve the sale of the Company's ownership in its two Southern Hospitality Restaurants for a 10% royalty of net income to an entity in which James J. Fenlason, an officer and former director of the Company, has majority ownership or a better offer if one is presented; and

•	Approve the sale of the Company's Carve Restaurant for a 10% royalty of net income or a better offer if one is presented; and
•	Any other business raised at the shareholder's meeting.

Only stockholders of record at the close of business on April 21, 2017, the record date, are entitled to notice of, and to vote at, the Annual Meeting and any adjournment(s) or postponement(s) thereof. A list of such stockholders will be available at the Annual Meeting and at least ten days prior to the Annual Meeting during from 11:00 a.m. to 5:00 p.m., Monday through Friday, at the Company's Southern Hospitality restaurant located at 1433 17th Street, Denver, CO 80202 for examination by any stockholder.  A proxy is attached with this notice.  All shareholders who intend to vote must either vote in person, or must mail an executed proxy form.

By order of the Board of Directors,
James J. Fenlason Interim Chief Executive Officer

PROXY

SOUTHERN CONCEPTS RESTAURANT GROUP, INC.
1433 17th Street, Denver, CO 80202
(719) 265-5821

ANNUAL MEETING OF SHAREHOLDERS – MAY 25, 2017

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Southern Concepts Restaurant Group, Inc. hereby constitutes and appoints James J. Fenlason, as proxy to appear, attend and vote all of the shares of Common Stock and/or Series A Preferred Stock standing in the name of the undersigned at the Annual Meeting of Shareholders to be held at the Company's Southern Hospitality restaurant located at 1433 17th Street, Denver, CO 80202, on May 25, 2017, at 8:00 a.m. MST, and at any adjournment or adjournments thereof, upon the following:

Proposal One :  The election of two directors to serve until the next annual meeting of shareholders and until their successors have been elected and qualified:
James J. Fenlason	For / /	Withhold Authority to vote / /
David Lavigne	For / /	Withhold Authority to vote / /

Proposal Two :  Amend the Company's Articles of Incorporation to Increase the Authorized Common Shares of the Company from 125,000,000 shares to 250,000,000 shares:
For /  /                         Against /  /                                Abstain /  /

Proposal Three:  To effect a reverse stock split of the Company's common stock at a ratio of 1:100
For /  /                         Against /  /                                Abstain /  /

Proposal Four:  Affirm the decision of the Company's Board of Directors to file a Form 15 with the Securities and Exchange Commission, in order to cease the Company's reporting obligations as well as ceasing all auditing of the Company's financials:
For /  /                         Against /  /                                Abstain /  /

Proposal Five:  Approve the sale of the Company's ownership in its two Southern Hospitality Restaurants for a 10% royalty of net income to an entity in which James J. Fenlason, an officer and former director of the Company, has majority ownership or a better offer if one is presented:
For /  /                         Against /  /                                Abstain /  /

Proposal Six:  Approve the sale of the Company's Carve Restaurant for a 10% royalty of net income or a better offer is one is presented:
For /  /                         Against /  /                                Abstain /  /

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO THE ABOVE PROPOSALS, BUT IF NO SPECIFICATION IS MADE THEY WILL BE VOTED FOR ALL DIRECTOR NOMINEES AND FOR THE OTHER PROPOSALS LISTED ABOVE.

Please mark, date and sign exactly as your name appears hereon, including designation as executor, Trustee, etc., if applicable, and return the Proxy in the enclosed postage paid envelope as promptly as possible.  It is important to return this Proxy properly signed in order to exercise your right to vote if you do not attend the meeting and vote in person.  A corporation must sign in its name by the President or other authorized officer.   All co-owners and each joint owner must sign.

Date:  _______________________

_____________________________________
Signature(s)

Address if different from that on envelope:

_____________________________________
Street Address

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City, State and Zip Code

Please check if you intend to be present at the meeting _______